                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 4, 2000, in the Registration Statement on Form S-4 and related Prospectus of Surge Components, Inc and Subsidiary.


Seligson & Giannattasio, LLP
N. White Plains, New York
May 5, 2000

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 14, 2000, in the Registration Statement on Form S-4 and related Prospectus of Surge Components, Inc and Subsidiary.


Seligson & Giannattasio, LLP
N. White Plains, New York
May 5, 2000